SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

Xtrackers MSCI USA Climate Action Equity ETF (USCA)

Effective with the rebalancing of the fund’s underlying index, the MSCI USA Climate Action Index (the “Underlying Index”), on May 29, 2026, the following changes to the Underlying Index’s methodology will be implemented and the fund’s summary prospectus and prospectus disclosures are modified accordingly.
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A “tilting approach” will replace the current approach of selecting the top 50% of the number of eligible securities in each Global Industry Classification Standard (“GICS”) sector of the Underlying Index's parent index, the MSCI USA Index (the “Parent Index”). Under the “tilting approach,” all eligible securities are included in the Underlying Index with a tilt that increases exposure to companies assessed as best positioned for climate transition within their respective GICS sector as compared to their peers. Climate transition readiness is assessed based on GHG Intensity, Emissions Reduction Commitments, Carbon Risk Management Score, and Revenue from Green Businesses.
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The Underlying Index’s current requirement that the maximum weight of a constituent issuer is capped at 5% will be replaced with the requirement that a company’s weight in the Underlying Index may not exceed its weight in the Parent Index by more than 2%. In addition, the weight of any GICS sector in the Underlying Index may not deviate by more than ±5% from its weight in the Parent Index.
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The Underlying Index’s Nuclear Weapons screen will be modified to only exclude companies that have a country classification corresponding to a country that is not a signatory to the Treaty on the Non-Proliferation of Nuclear Weapons (NPT), a multilateral international treaty that entered into force on March 5, 1970, aimed at preventing the spread of nuclear weapons and advancing nuclear disarmament.
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The Underlying Index’s Climate Risk Management Score screen will be modified as follows: (i) companies with approved Science Based Targets will be eligible for inclusion even if their Climate Risk Management Scores fall into the lowest category; (ii) in lieu of the current assessment of multiple climate change and environmental factors, Climate Risk Management Scores will include only Carbon Emissions Management Scores and Product Carbon Footprint Management Scores; and (iii) existing Underlying Index constituents that do not have Science Based Targets will only be excluded if they are ranked in the bottom decile of their GICS sector based on their Climate Risk Management Scores.
Please Retain This Supplement for Future Reference
May 28, 2026
PROSTKR26-21